                                                                   EXHIBIT 4.1





NUMBER                                                                 SHARES
 PTG
                         PROFESSIONAL TRANSPORTATION
                               GROUP LTD., INC.


COMMON STOCK            INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA    SEE REVERSE FOR CERTAIN DEFINITIONS
 NO PAR VALUE                                                                        CUSID 742963 10 1



THIS CERTIFIES THAT

                                                                                                                BY

IS THE OWNER OF

                                    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

COUNTERSIGNED AND REGISTERED:
 RELIANCE TRUST COMPANY
        (ATLANTA, GA),
                                         TRANSFER AGENT AND REGISTRAR

                                                AUTHORIZED SIGNATURE

============================================PROFESSIONAL TRANSPORTATION GROUP LTD. INC.============================================
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this
Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar:
    Witness the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.

Dated:

                                       PROFESSIONAL TRANSPORTATION GROUP, LTD., INC.
                AS WARRANT AGENT                    CORPORATE SEAL
                                                       1990
                                                      GEORGIA

    /s/ Linda K. Roberts                                                                /s/ Dennis A. Bakal
           SECRETARY                                                                        PRESIDENT         AUTHORIZED SIGNATURE

----------------------------------------------
AMERICAN BANK NOTE COMPANY     MAY 12, 1997 FM
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807         050438FC-C
(562) 989-2333
(FAX) (562) 426-7450         PROOF____REV 2
---------------------------------------------

                 PROFESSIONAL TRANSPORTATION GROUP LTD., INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were writtten out i full according to applicable laws or regulations.

TEN COM - as tenants in common                                     UNIF GIFT MIN ACT            Custodian
TEN ENT - as tenants by the entireties                                              ------------         ------------
JT TEN  - as joint tenants with right of                                                (Cust)                (Minor)
          survivorship and not as tenants                                             under Uniform Gifts to Minors
          in common                                                                   Act
                                                                                          ---------------------------
                                                                                                    (State)
    Additional abbreviations may also be used though not in the above list.

For value received, __________________ hereby sells, assigns and transfers unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
            /            /

--------------------------------------------------------------------------------------------------------------------------------
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          shares
-------------------------------------------------------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                        Attorney
-----------------------------------------------------------------------------------------------------------------------
to transfer the said stock ono the books of the within named Corporation with full power of substitution in the premises.


Dated
     ---------------------------

                                            ------------------------------------------------------------------------------------
                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME WRITTEN UPON THE FACE
                                            OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEENT OR  ANY
                                            CHANGE WHATEVER.




                    SIGNATURE(S) GUARNTEED: ------------------------------------------------------------------------------------
                                            THE SIGNATURE(S) SHOULD BE GUARNTEED BY AN ELIGIBLE GURANTOR INSTITUTION (BANKS,
                                            STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
                                            AN APPROVED SIGNATURE GUARNTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.




-----------------------------------------------

AMERICAN BANK NOTE COMPANY     MAY 8, 1997, se
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807           050438bk-C
(562) 989-2333
(FAX) (562) 426-7450           Proof_____ REV.1
-----------------------------------------------